                                     Mentor
                         Variable Investment Portfolios




                               Semiannual Report

                                 June 30, 1999

                 [LOGO OF MENTOR INVESTMENT GROUP APPEARS HERE]

                               Table of Contents

Portfolio Manager Commentary:
Mentor VIP Capital Growth Portfolio.........................................   1
Mentor VIP Growth Portfolio.................................................   3
Mentor VIP Perpetual International Portfolio................................   5
Financial Highlights........................................................   7
Schedule of Investments.....................................................  10
Statements of Assets and Liabilities........................................  16
Statements of Operations....................................................  17
Statements of Changes in Net Assets.........................................  18
Combined Notes to Financial Statements......................................  20

                     MENTOR VARIABLE INVESTMENT PORTFOLIOS
                      Mentor VIP Capital Growth Portfolio

A Report From Your Portfolio Management Team

John Davenport, CFA; Richard Skeppstrom; Steve Certo; Craig Dauer & Jay Jordan, CFA

Market Review

The stock market's performance so far this year has pretty much been a case of extremes. During the first few months, the gains were concentrated in the select group of large capitalization, higher-growth, very high P/E stocks that had dominated the last few years. Beginning early in the second quarter, the strength abruptly shifted to an entirely different direction as lower-quality, cyclical shares outperformed dramatically. This 180 degree turn appears to reflect a complete about-face regarding the perceived sustainability of economic growth and corporate earnings.

The Asian crisis of 1997 and its ripple effects darkened confidence in the corporate earnings outlook. The growing uncertainty and fear pushed investors into the most liquid and highest quality stocks, particularly those with above-average earnings growth, without much regard to valuations. This prolonged flight-to-safety-and-growth resulted in the surge in the top-tier Standard & Poor's 500 Index (S&P 500) stocks while the remainder of the market showed much more subdued gains.

S&P 500 earnings growth did slow sharply in 1998 as earnings were approximately flat versus the prior year. As recently as early this year, we, as well as most forecasters, believed that S&P 500 earnings would be up only moderately in 1999, if at all. But the overall effect of the international crisis has been well contained and certainly less than most had feared. U.S. real GDP growth has been relentless at a 4% average rate since mid-1997. Now Asia seems to be recovering and Latin America seems not far behind. Confidence in corporate earnings has improved sharply. It appears as though second quarter earnings for the S&P 500 could be up as much as 15% and at an even greater rate in the third quarter.

With earnings confidence restored, the market's focus shifted from the highest quality, most liquid, stable growth stocks to the lower quality, more volatile cyclical companies. Energy stocks, which performed terribly in 1998, also received a further boost from the rebound in oil prices. This performance rotation marks one of the sharpest sentiment swings on record. We had stated emphatically that the large-cap momentum stocks were reaching dangerously high levels and bound to under-perform the broader market. We never imagined the leadership would shift so far to the other side of the field.

The S&P 500 managed to return 12.4% in the first half of 1999. Amazingly, most forecasters had suggested that when the large-cap momentum stocks stopped going up this bull market would be in trouble. They stopped going up in the second quarter, yet the market is still tearing ahead. We are all anxious to see what is in store for the second half!

                               Top 5 Industries*
                               -----------------
                        (as a percentage of net assets)
                    Business Equipment & Services      16.3%
                    Finance & Insurance                13.6%
                    Healthcare Products & Services     10.8%
                    Information Services & Technology   7.6%
                    Banks                               7.0%

Management Strategy

Fortunately, we know that long-term investment success is founded on consistent execution of a sound fundamental discipline, not anticipating shorter-term shifts in sentiment. We are very comfortable with the long-term outlooks and current valuations of our holdings. Our holdings showed average earnings growth of 15% for the first half of 1999. These stocks trade at an average P/E of 24 times this year's estimated earnings, less than the S&P 500's estimated 27 P/E. We aim to produce superior, risk-adjusted, long-term returns by focusing on quality companies that can produce sustainable, above-average earnings growth and also trade at reasonable valuations. We believe our portfolio is well on-track with this strategy.

Performance Discussion

Our "quality-growth-at-a-reasonable-price" philosophy remains out of sync with the leadership and the Portfolio's return of 9.4% for the six months ended June 30, 1999, was slightly behind the return of 12.4% for the S&P 500 during that period. We did, however, enjoy a strong second quarter with returns well ahead of the S&P 500. Our investment approach tends to avoid the extreme areas of the market: the high-P/E, high momentum, high expectation stocks and the lower quality, lower growth, more volatile stocks. This

                     MENTOR VARIABLE INVESTMENT PORTFOLIOS
                      Mentor VIP Capital Growth Portfolio

core approach has kept us out of the "hottest" areas for a while. But we know that rotations come and go and in the long run the fundamentals prevail.

                                   Portfolio
                                Characteristics
                                ---------------
                          Total Net Assets  $26,330,369
                          Number of Issues           27

Market Outlook

It is uncertain how the stock market will progress over the remainder of the year. The economy appears to be in remarkably good shape with solid growth and low inflation likely to continue. If market momentum continues to shift from one extreme to another our performance will continue to lag the major averages. Speculative impulses seem to be as strong as ever. No one is sure when or what the catalyst will be, but something will eventually bring an end to this remarkable run. Between now and then the market could experience some significant volatility. Our singular goal is to get through this highly unusual period with our discipline intact, as we know most others will not.

                               Top 10 Holdings*
                               ----------------
                        (as a percentage of net assets)
                      Computer Sciences Corp.         4.9%
                      Tyco International Ltd.         4.7%
                      UnumProvident Corp.             4.4%
                      First Data Corp.                4.2%
                      Sun Microsystems, Inc.          4.1%
                      Sysco Corp.                     4.0%
                      Johnson & Johnson               4.0%
                      Bristol-Myers Squibb Co.        3.9%
                      Wells Fargo Co.                 3.9%
                      Interpublic Group of Co., Inc.  3.9%

* Portfolio composition subject to change

The S&P 500 is an unmanaged index which does not include transaction costs associated with buying and selling securities nor any management fees.

                     MENTOR VARIABLE INVESTMENT PORTFOLIOS
                          Mentor VIP Growth Portfolio

A Report From Your Portfolio Management Team

Ted Price, CFA, Linda Ziglar, CFA & Jeff Drummond, CFA

Market Review

Small cap stocks have been out of favor for a number of years as larger companies have garnered most investor interest. From a valuation standpoint, the Standard & Poor's 500 Index (S&P 500) is selling at record highs and small caps are selling at record discounts to larger cap P/Es. This is despite small-cap earnings' growth rates that on average significantly exceed those of their larger brethren.

After negative returns during the first half of the six-month period, the Russell 2000 bounced back strongly to return 9.3% for the six months ended June 30, 1999. During the latter part of the six-month period, small-capitalization equities, as represented by the Russell 2000, began to outperform large-capitalization equities, as represented by the S&P 500. This marks the first time this has happened since the third quarter of 1997 and could mark a meaningful market turning point.

With continued low inflation and strong underlying economic growth, domestic economic conditions seem ideal for small, rapidly growing, innovative companies like those in this Portfolio to continue to grow revenues and earnings at well above average rates. And the international recovery taking place in Asia, Japan, and Latin America also argues that the Federal Reserve will be able to maintain the predominately neutral monetary stance that it signaled after its 0.25% fed funds rate increase in late June.

Management Strategy

Technology remains our largest exposure within the Portfolio with about a 22% weighting. We are particularly excited about the outlook for the telecommunication equipment companies, the semiconductor equipment companies and a number of software companies that we own. We are beginning to see inventory building in anticipation of potential Y2K disruptions in some of the telecom companies. This could be a very positive factor for telecommunication equipment companies. The overall expected earnings growth rate for the technology companies in our Portfolio are projected at roughly twice their average price/earnings multiple (based on 2000 earnings). We believe there is a major undervaluation within the technology companies the Portfolio owns.

Healthcare remains our second largest sector exposure, with approximately a 16% weighting. We maintain this exposure despite poor performance by this sector during the six month period. Concerns about reimbursement have shaken healthcare stocks and our holdings in particular. The Balanced Budget Act of 1997 has had a greater than anticipated impact on healthcare providers, with many stocks now trading at valuations that would suggest investors perceive the government may no longer pay Medicare benefits. We consider that to be an extreme reaction, totally out of keeping with domestic political realities. While we believe our companies are efficient operators and should fare well in the new environment, the "guilt by association" effect has taken its toll during this period. We hope this sector will also bounce back strongly from what we view as its extremely cheap current valuations.

Our median and mean holdings have capitalizations of slightly over $500 million and $1 billion, respectively, while the S&P 500 has an average capitalization of $96 billion. The average expected earnings growth of our holdings for 1999 over 1998 is in excess of 30%. The earnings growth of these companies over the past 5 years has also been in excess of 30%. Finally, we believe in purchasing this strong earnings growth at a discount: the price/earnings ratio of the Portfolio is only slightly over 20 times expected 1999 earnings, a discount of approximately 30% from the earnings growth rate.

                               Top 5 Industries*
                               -----------------
                        (as a percentage of net assets)
                    Healthcare Products & Services         16.2%
                    Information Services & Technology       9.1%
                    Electrical Equipment & Services         8.6%
                    Retailing & Wholesale                   8.3%
                    Printing, Publishing, Broadcasting &
                    Entertainment                          7.1%

Performance Review

For the six months ended June 30, 1999, the Portfolio underperformed the Russell 2000 with a return of -5.4%, while the Russell 2000 returned 9.3%. There were many factors contributing to this underperformance. First, a number of our important healthcare and technology holdings have given back significant portions of the gains they achieved in the latter months of 1998, significantly hurting our relative performance. A second factor contributing to our underperformance relative to our

                     MENTOR VARIABLE INVESTMENT PORTFOLIOS
                          Mentor VIP Growth Portfolio

Russell 2000 benchmark has been the extraordinary outperformance of Internet stocks. The Mentor VIP Growth Portfolio does not own Internet stocks for one principal reason. This group of companies while growing rapidly is generating significant cash losses and selling at double and triple digit multiples of sales. These companies are, therefore, unable to satisfy the valuation screens we use in implementing our investment philosophy. With the huge rally in Internet stocks during the first half of the year, the relative performance of the capitalization-weighted Russell 2000 became increasingly influenced by Internet names. With our emphasis on companies with established earnings streams and reasonable valuations according to traditional standards of measure, we were simply unable to keep up.

                                   Portfolio
                                Characteristics
                                ---------------
                          Total Net Assets  $11,155,954
                          Number of Issues          128

Market Outlook

We know that our companies are extremely attractively priced and it is very interesting to note that a number of corporate managements are beginning to notice the same relative undervaluation. So far this year the Portfolio has had a record number of its holdings acquired by larger firms. Aberrations in performance do occur from time to time. We recognize that the performance of the Portfolio in 1999 has been less than any of us would have liked. At the same time, we also know that the fundamentals of nearly all of our companies are superior and vastly unappreciated by the broad market. Over long periods of time it has paid to stick to the fundamentals and we have done just that. We are confident that the market will soon get back to the basics of investing and recognize the attractiveness of the Portfolio's holdings.

                               Top 10 Holdings*
                               ----------------
                        (as a percentage of net assets)
                      Markel Corp.                    1.8%
                      SCP Pool Corp.                  1.7%
                      National Commerce Bancorp       1.7%
                      Family Dollar Stores, Inc.      1.7%
                      Dollar Tree Stores, Inc.        1.6%
                      Benchmark Electronics, Inc.     1.5%
                      Molecular Devices Corp.         1.5%
                      Motivepower Industries, Inc.    1.5%
                      Papa Johns International, Inc.  1.5%
                      Outdoor Systems, Inc.           1.4%

*Portfolio composition subject to change.

The Russell 2000 and the S&P 500 are unmanaged indices which do not include transaction costs associated with buying and selling securities nor any management fees.

Small capitalization investing typically carries additional risks since small companies generally have a higher risk failure. Although it may offer the potential for greater long term results, it may also result in greater price volatility.

                     MENTOR VARIABLE INVESTMENT PORTFOLIOS
                 Mentor VIP Perpetual International Portfolio

A Report From Your Portfolio Management Team

Kathryn Langridge, Scott McGlashan, Margaret Roddan, Mark Turner & Stephen Whittaker

Market Review

The marked difference in regional performance, which emerged during the first quarter of 1999 in markets outside the U.S., was developed further during the second quarter. There is now a very clear contrast in the returns from Japan and Asia compared to Europe. Japan extended its recovery from its nine-year bear market low recorded at the turn of the year with a first half of 1999 US dollar return of 20.8%. Other Asian markets were also strong in the first half of 1999. By contrast, Continental Europe made no net progress in U.S. dollar terms in the six months, returning -4.4%. The UK fared a little better, returning 2.6% for the six months, on a U.S. dollar basis.

The chart below shows major world market U.S. dollar returns for the six months ended June 30, 1999.

                        World Market U.S. Dollar Total
                                    Returns
                                    -------

                              Six Months Ended
                               June 30, 1999
                  MSCI Latin America               31.0%
                  MSCI Pacific excluding Japan     23.0%
                  MSCI Japan                       20.8%
                  S & P 500                        12.4%
                  MSCI World                        8.7%
                  MSCI EAFE                         4.1%
                  MSCI UK                           2.6%
                  MSCI Europe excluding UK         -4.4%

The recovery in the Japanese market has been supported by increasing indications that the economy is at last responding to repeated injections of liquidity and that consumer confidence is beginning to return. Accompanying this has been further evidence of a profound change in corporate behavior in Japan, with more emphasis on shareholder value. Other Asian markets have continued to thrive on the opportunity which strong U.S. consumer demand gives to corporations to restructure and recover from the damage of the Asian crisis.

In Europe, the reality of German recession has continued to counterweight the benefits of the euro single currency, which were always going to be more medium term than immediate. There has been considerable activity associated with corporate acquisitions and restructuring, which has grown to a level not seen before in continental European markets. There has also been some evidence of leadership rotation towards cyclical stocks as more encouraging economic news has begun to emerge.

In the U.K., the market has broadened out, with a large amount of corporate activity in small and mid-cap stocks. With inflation on target and the Sterling strong versus the euro, there is scope for further interest rate cuts in coming months.

                               Top 5 Industries*
                               -----------------
                        (as a percentage of net assets)
                        Banking                    12.9%
                        Telecommunications          7.4%
                        Energy Sources              5.9%
                        Food & Household Products   5.4%
                        Electrical & Electronics    5.2%

Management Strategy

We made further transfers towards those parts of the world where markets were demonstrating strong recovery. Specifically, targeted regional asset allocation weightings changed during the six-month period as follows: Europe went from 50% to 45%; UK from 23% to 19%; Japan from 18% to 25%; Asia, excluding Japan, from 8% to 9%; Emerging Europe from 0% to 1% and Latin America remained 1%.

Performance Discussion

The Mentor VIP Perpetual International Portfolio had a strong 6 months when compared to its Morgan Stanley benchmarks. For the six months ended June 30, 1999, the Mentor VIP International Portfolio returned 11.7% versus 4.11% for its MSCI EAFE benchmark.

Contributions to our performance this year have come from both stock selection and asset allocation sources. We have more in Japan and Asia than our competitors and our stock selection within those markets has been positive. In addition, we have had stock selection gains in Europe and UK markets.

                     MENTOR VARIABLE INVESTMENT PORTFOLIOS
                 Mentor VIP Perpetual International Portfolio


                                   Portfolio
                                Characteristics
                                ---------------
                         Total Net Assets  $17,124,249
                         Number of Issues          225

Market Outlook

There are two dominant interdependent themes underlying our strategy:

 . Firstly, corporate restructuring activity in all major markets is uncovering value opportunities and giving managers opportunities to demonstrate their stock selection skills.

 . Secondly, the virtuous circle in the U.S., strong market performance--wealth effect--consumer boom--imports--has persisted long enough to enable the restructuring to take place against an encouraging demand background.

This favorable conjuncture will only be threatened if U.S. consumer demand slows before demand elsewhere is restored to long-term trend levels. Clearly, if inflation were to reappear in the U.S., the Fed could be expected to act in a way that might slow the pace of recovery elsewhere. Nevertheless, relative to large cap U.S. equities, there are still many opportunities throughout international markets to buy stocks at more reasonable combinations of earnings growth and price.

                               Top 10 Holdings*
                               ----------------
                        (as a percentage of net assets)
                   Sumitomo Trust & Banking Co., Ltd.      2.2%
                   Funai Electric Co.                      1.7%
                   Nippon Mining & Metals Co., Inc.        1.6%
                   Kawasaki Heavy Industries, Ltd.         1.6%
                   Total SA, Cl. B                         1.5%
                   Teijin Ltd.                             1.4%
                   Yasuda Fire & Marine Insurance Co.,
                    Ltd.                                   1.4%
                   Ricoh Co., Ltd.                         1.4%
                   Nippon Steel Corp.                      1.4%
                   Fuji Heavy Industries, Ltd.             1.4%

*Portfolio composition subject to change.

The MSCI Latin America, MSCI Pacific excluding Japan, MSCI Japan, S&P 500, MSCI World, MSCI EAFE, MSCI UK and MSCI Europe excluding UK are unmanaged indices which do not include transaction costs associated with buying and selling securities nor any management fees.

                     MENTOR VARIABLE INVESTMENT PORTFOLIOS
                      Mentor VIP Capital Growth Portfolio

                              Financial Highlights
                (For a share outstanding throughout each period)

                                        Six Months Ended
                                         June 30, 1999       Period Ended
                                          (Unaudited)    December 31, 1998 (a)
 Net asset value, beginning of period       $ 13.58             $ 12.50
                                            -------             -------
 Income from investment operations
 Net investment income                        (0.03)               0.03
 Net realized and unrealized gains on
  securities                                   1.31                1.05
                                            -------             -------
 Total from investment operations              1.28                1.08
                                            -------             -------

 Net asset value, end of period             $ 14.86             $ 13.58
                                            -------             -------
 Total return*                                 9.43%               8.64%
 Ratios and supplemental data
 Net assets, end of period (thousands)      $26,330             $20,142
 Ratios to average net assets
  Expenses**                                   1.71%+              1.05%+
  Net investment income                       (0.46%)+             0.50%+
 Portfolio turnover rate                         39%                 54%

(a) For the period from March 3, 1998 (commencement of operations) to December 31, 1998.
*   Total return does not reflect charges of the separate accounts.
** The ratio of expenses to average net assets includes fee waivers and ex-cludes fee credits.
+   Annualized.

                  See Combined Notes to Financial Statements.

                     MENTOR VARIABLE INVESTMENT PORTFOLIOS
                          Mentor VIP Growth Portfolio

                              Financial Highlights
                (For a share outstanding throughout each period)

                                        Six Months Ended
                                         June 30, 1999       Period Ended
                                          (Unaudited)    December 31, 1998 (a)
 Net asset value, beginning of period       $ 11.46             $ 12.50
                                            -------             -------
 Income from investment operations
 Net investment income                        (0.05)               0.02
 Net realized and unrealized losses on
  securities                                  (0.57)              (1.06)
                                            -------             -------
 Total from investment operations             (0.62)              (1.04)
                                            -------             -------

 Net asset value, end of period             $ 10.84             $ 11.46
                                            -------             -------
 Total return*                                (5.41%)             (8.32%)
 Ratios and supplemental data
 Net assets, end of period (thousands)      $11,156             $11,064
 Ratios to average net assets
  Expenses**                                   1.56%+              0.97%+
  Net investment income                       (1.05%)+             0.44%+
 Portfolio turnover rate                         74%                 62%

(a) For the period from March 3, 1998 (commencement of operations) to December 31, 1998.
*   Total return does not reflect charges of the separate accounts.
** The ratio of expenses to average net assets includes fee waivers and ex-cludes fee credits.
+   Annualized.

                  See Combined Notes to Financial Statements.

                     MENTOR VARIABLE INVESTMENT PORTFOLIOS
                  Mentor VIP Perpetual International Portfolio

                              Financial Highlights
                (For a share outstanding throughout each period)

                                        Six Months Ended
                                         June 30, 1999       Period Ended
                                          (Unaudited)    December 31, 1998 (a)
 Net asset value, beginning of period       $ 14.01             $ 12.50
                                            -------             -------
 Income from investment operations
 Net investment income                         0.04                0.02
 Net realized and unrealized gains on
  securities and foreign currency
  related transactions                         1.60                1.49
                                            -------             -------
 Total from investment operations              1.64                1.51
                                            -------             -------

 Net asset value, end of period             $ 15.65             $ 14.01
                                            -------             -------
 Total return*                                11.71%              12.08%
 Ratios and supplemental data
 Net assets, end of period (thousands)      $17,124             $11,821
 Ratios to average net assets
  Expenses**                                   2.51%+              1.60%+
  Net investment income                        0.59%+              0.34%+
 Portfolio turnover rate                         50%                 95%

(a) For the period from March 3, 1998 (commencement of operations) to December 31, 1998.
*   Total return does not reflect charges of the separate accounts.
** The ratio of expenses to average net assets includes fee waivers and ex-cludes fee credits.
+   Annualized.

                  See Combined Notes to Financial Statements.

                     MENTOR VARIABLE INVESTMENT PORTFOLIOS
                      Mentor VIP Capital Growth Portfolio

                            Schedule of Investments
                           June 30, 1999 (Unaudited)


   Shares                                                              Value

 COMMON STOCKS - 94.8%
            Advertising & Related Services - 3.9%
     11,860 Interpublic Group of Companies, Inc. ................   $  1,027,372
                                                                    ------------
            Banks - 7.0%
     21,550 SouthTrust Corp. ....................................        826,981
     24,080 Wells Fargo Co. .....................................      1,029,420
                                                                    ------------
                                                                       1,856,401
                                                                    ------------
            Building, Construction & Furnishings - 3.3%
     30,900 Sherwin Williams Co. ................................        857,475
                                                                    ------------
            Business Equipment & Services - 16.3%
     23,000 Automatic Data Processing, Inc. .....................      1,012,000
     18,620 *Computer Sciences Corp. ............................      1,288,271
     22,350 First Data Corp. ....................................      1,093,753
     26,150 *SunGard Data Systems, Inc. .........................        902,175
                                                                    ------------
                                                                       4,296,199
                                                                    ------------
            Communication Systems & Services - 2.8%
      8,440 *MCI WorldCom, Inc. .................................        726,368
                                                                    ------------
            Consumer Products & Services - 3.8%
     21,316 Newell Rubbermaid, Inc. .............................        991,194
                                                                    ------------
            Diversified Companies - 4.7%
     12,940 Tyco International Ltd. .............................      1,226,065
                                                                    ------------
            Environmental Services - 3.3%
     16,150 Waste Management, Inc. ..............................        868,063
                                                                    ------------
            Finance & Insurance - 13.6%
      7,000 American Express Co. ................................        910,875
     10,460 Federal National Mortgage Assoc. ....................        715,203
     20,950 UnumProvident Corp. .................................      1,147,012
     23,248 Washington Mutual, Inc. .............................        822,398
                                                                    ------------
                                                                       3,595,488
                                                                    ------------
            Healthcare Products & Services - 10.8%
     14,760 Bristol-Myers Squibb Co. ............................      1,039,658
     10,680 Johnson & Johnson....................................      1,046,640
     40,310 *Tenet Healthcare Corp. .............................        748,254
                                                                    ------------
                                                                       2,834,552
                                                                    ------------


   Shares                                                             Value

 COMMON STOCKS - continued
            Industrial Specialty Products & Services - 3.8%
     12,360 Illinois Tool Works, Inc. ..........................   $  1,013,520
                                                                   ------------
            Information Services & Technology - 7.6%
     15,760 *Sun Microsystems, Inc. ............................      1,085,470
     15,500 Xerox Corp. ........................................        915,469
                                                                   ------------
                                                                      2,000,939
                                                                   ------------
            Leisure & Tourism - 2.6%
     15,900 Royal Caribbean Cruises Ltd. .......................        695,625
                                                                   ------------
            Manufacturing - Distributing - 4.0%
     35,290 Sysco Corp. ........................................      1,052,083
                                                                   ------------
            Printing, Publishing, Broadcasting & Entertainment -
              3.6%
     17,180 *Chancellor Media Corp. ............................        947,047
                                                                   ------------
            Retailing & Wholesale - 2.2%
     11,010 W.W. Grainger, Inc. ................................        592,476
                                                                   ------------
            Transportation - 1.5%
     19,000 Werner Enterprises, Inc. ...........................        394,250
                                                                   ------------
            Total Common Stocks (cost $21,230,643)..............     24,975,117
                                                                   ------------
 Principal
   Amount                                                             Value
 SHORT-TERM INVESTMENTS - 6.0%
            Repurchase Agreement - 6.0%
 $1,575,201 Goldman Sachs Repurchase Agreement purchased
             6/30/1999, 4.85%, maturing 7/1/1999, maturity value
             $1,575,413 (cost $1,575,201)(a)....................      1,575,201
                                                                   ------------

            Total Investments -(cost $22,805,844).........   100.8%  26,550,318
            Other Assets and Liabilities - net............    (0.8)    (219,949)
                                                             -----  -----------
            Net Assets....................................   100.0% $26,330,369
                                                             =====  ===========

(a) At June 30, 1999, the repurchase agreement was fully collateralized by: $1,523,013 FNMA, 6.00%, 1/1/2029; value including accrued interest--$1,681,429.
 *  Non-income producing security.

               See Combined Notes to Financial Statements.

                     MENTOR VARIABLE INVESTMENT PORTFOLIOS
                          Mentor VIP Growth Portfolio

                            Schedule of Investments
                           June 30, 1999 (Unaudited)


  Shares                                                                Value

 COMMON STOCKS - 93.6%
          Advertising & Related Services - 2.1%
    1,750 * Lamar Advertising Co., Cl. A..........................   $    71,641
    4,350 * Outdoor Systems, Inc. ................................       158,775
                                                                     -----------
                                                                         230,416
                                                                     -----------
          Banks - 2.8%
    1,850 Commerce Bancorp, Inc. .................................        79,087
    8,450 National Commerce Bancorp...............................       184,844
      500 U.S. Trust Corp. .......................................        46,250
                                                                     -----------
                                                                         310,181
                                                                     -----------
          Building, Construction & Furnishings - 0.8%
    4,600 Conrad Industries, Inc. ................................        23,000
    1,150 Dycom Industries, Inc. .................................        64,400
                                                                     -----------
                                                                          87,400
                                                                     -----------
          Business Equipment & Services - 8.6%
    4,500 AHL Services, Inc. .....................................       112,219
    5,900 Butler International, Inc. .............................        78,912
    2,200 C&D Technologies........................................        67,375
    1,850 Circle International Group, Inc. .......................        40,469
    2,525 Concord EFS, Inc. ......................................       106,839
    1,600 Corporate Executive Board Co. ..........................        56,900
    5,100 Heidrick & Struggles International, Inc. ...............        96,900
    3,000 Imax Corp...............................................        67,500
    5,166 Nova Corp. .............................................       129,150
    2,200 Personnel Group of America, Inc. .......................        22,000
    1,650 Polycom, Inc. ..........................................        64,350
    8,050 Sensormatic Electronics Corp. ..........................       112,197
                                                                     -----------
                                                                         954,811
                                                                     -----------
          Communication Systems & Services - 3.7%
    2,200 Kemet Corp. ............................................        50,462
      250 Macrovision Corp. ......................................        18,719
    3,000 Nielsen Media Research, Inc. ...........................        87,750
    4,150 * Pinnacle Holdings, Inc. ..............................       101,675
    3,750 Powerwave Technologies, Inc. ...........................       120,937
    1,450 Research In Motion Ltd. ................................        29,363
                                                                     -----------
                                                                         408,906
                                                                     -----------
          Consumer Products & Services - 6.9%
    2,500 * Action Performance Companies, Inc. ...................        82,500
    3,950 * Avis Rent-A-Car, Inc. ................................       115,044
    3,550 Chattem, Inc. ..........................................       112,934
    2,400 * CSG System International, Inc. .......................        62,850
    2,800 Jakks Pacific, Inc. ....................................        83,475
    1,900 Rental A Center, Inc. ..................................        45,600
    3,400 Rental Way, Inc. .......................................        83,725
    7,200 SCP Pool Corp. .........................................       186,300
                                                                     -----------
                                                                         772,428
                                                                     -----------
          Electrical Equipment & Services - 8.6%
    2,800 Asyst Technologies, Inc. ...............................        83,825
    3,500 * Atmel Corp. ..........................................        91,656
    2,850 Atmi, Inc. .............................................        84,788
    4,650 * Benchmark Electronics, Inc. ..........................       167,109

  Shares                                                                Value

 COMMON STOCKS - continued
          Electrical Equipment & Services - continued
    1,400 * Black Box Corp. ......................................   $    70,175
    3,600 Cypress Semiconductor Corp. ............................        59,400
    6,200 * Parlex Corp. .........................................        97,650
    3,600 Photronic, Inc. ........................................        88,200
    3,300 Power One, Inc. ........................................        81,263
    1,500 * PRI Automation, Inc. .................................        54,375
    4,250 * Sipex Corp. ..........................................        87,125
                                                                     -----------
                                                                         965,566
                                                                     -----------
          Electronic Equipment & Services - 4.2%
    1,400 Alpha Industries, Inc. .................................        66,675
    9,150 Cerprobe Corp. .........................................        91,500
      750 CTS Corp. ..............................................        52,500
    1,600 * Kulicke & Soffa Industries, Inc. .....................        42,900
    1,400 L-3 Communications Holding Corp. .......................        67,637
    1,450 Micrel, Inc. ...........................................       107,300
    3,550 PCD, Inc. ..............................................        39,050
                                                                     -----------
                                                                         467,563
                                                                     -----------
          Finance & Insurance - 1.8%
    1,050 Markel Corp. ...........................................       196,350
                                                                     -----------
          Food & Beverage Products - 1.7%
    2,750 * United States Foodservice.............................       117,219
    2,600 Wild Oats Markets, Inc. ................................        78,894
                                                                     -----------
                                                                         196,113
                                                                     -----------
          Healthcare Products & Services - 16.2%
    2,867 Bindley Western Industries, Inc. .......................        66,113
      850 Biomatrix, Inc. ........................................        18,381
    6,050 * Brookdale Living Communities, Inc. ...................        89,616
    2,400 * Carematrix Corp. .....................................        29,850
    2,500 * Chirex, Inc. .........................................        80,313
    2,500 Dendrite International, Inc. ...........................        90,313
    2,600 * Express Scripts, Inc. Cl. A...........................       156,487
    2,825 * Health Management Associates, Inc. Cl. A..............        31,781
    1,900 * Henry Schein, Inc. ...................................        60,206
    3,500 * Med-Quist, Inc. ......................................       153,125
    4,450 Molecular Devices Corp. ................................       166,875
    4,950 Omnicare, Inc. .........................................        62,494
    4,750 Pharmaceutical Product Development, Inc. ...............       130,031
      941 Priority Healthcare Corp., Cl. A........................        32,447
    4,200 Priority Healthcare Corp., Cl. B........................       144,900
    7,900 Province Healthcare Co. ................................       154,050
      450 * PSS World Med, Inc. ..................................         5,034
    2,050 * Renal Care Group, Inc. ...............................        53,044
      600 * Sunrise Assisted Living, Inc. ........................        20,925
    5,250 United Payors & United Providers........................       121,734
    2,000 * Wesley Jessen Visioncare, Inc. .......................        64,750
    1,450 Xomed Surgical Products, Inc. ..........................        70,597
                                                                     -----------
                                                                       1,803,066
                                                                     -----------

                     MENTOR VARIABLE INVESTMENT PORTFOLIOS
                          Mentor VIP Growth Portfolio

                       Schedule of Investments(continued)
                           June 30, 1999 (Unaudited)


  Shares                                                               Value

 COMMON STOCKS - continued
          Industrial Specialty Products & Services - 0.3%
      750 * Dionex Corp. ........................................   $    30,375
                                                                    -----------
          Information Services & Technology - 9.1%
    1,150 * Applied Micro Circuits Corp. ........................        94,587
    3,100 Bea Systems, Inc. .....................................        88,544
    2,350 Burr-Brown Corp. ......................................        86,069
      700 Clarify, Inc. .........................................        28,875
    1,350 Condor Technology Solutions............................         6,328
    2,550 Datastream Systems, Inc. ..............................        40,800
    2,000 Galileo Technology Ltd. ...............................        90,625
    4,250 * Mecon, Inc. .........................................        31,875
    1,900 * Network Appliance, Inc. .............................       106,162
    4,100 Newgen Results Corp. ..................................        49,200
    6,300 Peerless Systems Corp. ................................        66,150
    2,950 Remedy Corp. ..........................................        79,281
    2,050 * Sandisk Corp. .......................................        92,250
    1,000 Smith Gardner & Associates, Inc. ......................         8,063
    2,750 Softworks, Inc. .......................................        30,250
    1,300 Verity, Inc. ..........................................        70,444
    1,550 Visual Networks, Inc. .................................        49,600
                                                                    -----------
                                                                      1,019,103
                                                                    -----------
          Oil/Energy - 0.9%
    3,150 Basin Exploration, Inc. ...............................        63,197
    1,550 Evergreen Resources....................................        39,041
                                                                    -----------
                                                                        102,238
                                                                    -----------
          Oil Field Services - 3.1%
    8,300 * Global Industries, Ltd. .............................       106,344
    3,900 Gulf Islands Fabrication, Inc. ........................        46,556
    4,050 Hanover Compressor Co. ................................       130,106
    6,400 Pride International, Inc. .............................        67,600
                                                                    -----------
                                                                        350,606
                                                                    -----------
          Printing, Publishing, Broadcasting &
           Entertainment - 7.1%
    4,800 Cadmus Communications Corp. ...........................        66,000
    1,000 * Chancellor Media Corp. ..............................        55,125
    2,500 Citadel Communications Corp. ..........................        90,469
    2,050 Cox Radio, Inc. Cl. A..................................       111,212
    3,900 Cumulus Media, Inc. ...................................        85,313
    1,700 * Emmis Broadcasting Corp. Cl. A.......................        83,938
    2,350 Ensign Resource Group, Inc. ...........................        47,319
    1,500 * Entercom Communications Corp. .......................        64,125
    5,150 Medialink Worldwide, Inc. .............................        82,400
    1,950 Metro Networks, Inc. ..................................       104,081
                                                                    -----------
                                                                        789,982
                                                                    -----------

(a) At June 30, 1999, the repurchase agreement was fully collateralized by: $1,790,346 FNMA, 6.00%, 1/1/2029; value including accrued interest--$1,976,537.
 *  Non-income producing security.

  Shares                                                               Value

 COMMON STOCKS - continued
           Retailing & Wholesale - 8.3%
    2,550  Aviation Sales Co. ...................................   $   100,725
    2,000  Buckle, Inc. .........................................        57,500
    4,900  Copart, Inc. .........................................       104,125
    1,078  Dollar General Corp. .................................        31,248
    3,950  Dollar Tree Stores, Inc. .............................       173,800
    7,700  Family Dollar Stores, Inc. ...........................       184,800
    2,500  Guitar Center, Inc. ..................................        26,094
    3,200  * Men's Wearhouse, Inc. ..............................        81,600
    3,650  Papa John's International, Inc. ......................       163,109
                                                                    -----------
                                                                        923,001
                                                                    -----------
           Telecommunication Services & Equipment - 3.4%
    1,550  * CapRock Communications Corp. .......................        62,775
    6,750  Digital Microwave Corp. ..............................        86,062
    5,350  * ITC DeltaCom, Inc. .................................       149,800
    1,650  * Winstar Communications, Inc. .......................        80,438
                                                                    -----------
                                                                        379,075
                                                                    -----------
           Transportation - 4.0%
    3,000  Carey International, Inc. ............................        73,875
    1,650  Expeditores International Washington, Inc. ...........        44,962
    2,350  M S Carriers, Inc. ...................................        69,692
    7,725  * Mesaba Holdings, Inc. ..............................        98,494
    9,200  * Motivepower Industries, Inc. .......................       165,600
                                                                    -----------
                                                                        452,623
                                                                    -----------
           Total Common Stocks (cost $9,085,735).................    10,439,802
                                                                    -----------
 Principal
  Amount                                                               Value
 SHORT-TERM INVESTMENTS - 7.0%
           Repurchase Agreement - 7.0%
 $782,085  Goldman Sachs Repurchase Agreement purchased
            6/30/1999, 4.85%, maturing 7/1/1999, maturity value
            $782,190 (cost $782,085) (a).........................       782,085
                                                                    -----------

          Total Investments -
           (cost $9,867,820)...............................   100.6%  11,221,887
          Other Assets and
           Liabilities - net...............................    (0.6)    (65,933)
                                                              -----  -----------
          Net Assets.......................................   100.0% $11,155,954
                                                              =====  ===========

                  See Combined Notes to Financial Statements.

                     MENTOR VARIABLE INVESTMENT PORTFOLIOS
                  Mentor VIP Perpetual International Portfolio

                            Schedule of Investments
                           June 30, 1999 (Unaudited)


 Shares                                                                Value

 COMMON STOCKS - 97.4%
         Argentina - 0.1%
     390 Telefonica de Argentina, CL. B, ADR.....................   $    12,236
                                                                    -----------
         Bermuda - 0.1%
   2,000 Taiwan Opportunities Fund LT............................        23,900
                                                                    -----------
         Brazil - 0.3%
     410 Companhia Energetica de Minas Gerais, ADR...............         8,556
     630 Companhia Vale do Rio Doce, ADR.........................        12,508
     670 Petroleo Brasileiro SA, ADR ("Petrobras")...............        10,317
     145 * Telecomunicacoes Brasileiras SA, ADR ("Telebras").....             9
     145 * Telecomunicacoes Brasileiras SA, ADR, Preference
           Shares ("Telebras")...................................        13,077
                                                                    -----------
                                                                         44,467
                                                                    -----------
         China - 0.2%
 100,000 Yizheng Chemical Fibre Co., Ltd. .......................        26,100
                                                                    -----------
         Denmark - 0.4%
     674 Novo Nordisk AS, Ser. B.................................        72,565
                                                                    -----------
         Finland - 3.0%
   1,160 Huhtamaki Group.........................................        42,199
   4,740 Metra AB Oyj............................................       100,139
   2,638 Nokia AB Oyj............................................       231,080
   5,115 UPM-Kymmene Oyj.........................................       146,541
                                                                    -----------
                                                                        519,959
                                                                    -----------
         France - 13.8%
   2,400 Alstom..................................................        75,436
   1,960 Atos SA.................................................       199,968
     849 * Banque Nationale de Paris.............................        70,695
     960 Banque Paribas..........................................       107,540
     960 Casino Guichard-Perrachon SA............................        84,093
     274 Christian Dior SA.......................................        44,615
     775 Coflexip SA.............................................        66,490
   1,120 Compagnie de Saint Gobain...............................       178,326
   2,570 Entrelec Groupe SA......................................        99,319
   2,950 Eramet SLN..............................................       117,653
   1,260 Imetal SA...............................................       186,983
   2,483 Pechiney SA.............................................       106,653
   1,773 Schneider SA............................................        99,489
     400 Serp Recyclage SA.......................................        61,050
   1,265 *Societe Generale d'Enterprises SA......................        61,271
   1,350 Societe Nationale Elf Aquitaine SA......................       197,974
   1,980 Total SA, CL. B.........................................       255,265
  10,036 Usinor SA...............................................       149,450
   2,573 Vivendi.................................................       208,283
                                                                    -----------
                                                                      2,370,553
                                                                    -----------
         Germany - 4.7%
     110 * AVA Allg Handels der Verbraucher AG...................        38,543
   2,540 BASF AG.................................................       112,444
  10,700 Elexis AG...............................................        78,291
   2,490 * Global TeleSystems Group, Inc. .......................       201,690
   1,000 Hawesko Holdings AG, Bearer Shares......................        34,008

 Shares                                                                 Value

 COMMON STOCKS - continued
         Germany - continued
   4,675 Lufthansa AG.............................................   $    84,697
   1,395 Siemens AG...............................................       107,534
   2,550 Veba AG..................................................       149,790
                                                                     -----------
                                                                         806,997
                                                                     -----------
         Hong Kong - 4.4%
  44,000 Aeon Credit Service Co., Ltd. ...........................        12,760
  50,000 Amoy Properties, Ltd. ...................................        47,044
  16,000 Asia Satellite Telecommunications Holdings, Ltd. ........        37,635
   6,000 Cheung Kong Holdings, Ltd. ..............................        53,359
   4,000 Citic Pacific, Ltd. .....................................        12,760
      31 Dah Sing Financial Group.................................           118
 100,000 First Tractor Co., Ltd. .................................        29,644
  70,000 Giordano International, Ltd. ............................        49,622
  10,000 Henderson Land Development Co., Ltd. ....................        57,484
  40,000 HKR International, Ltd. .................................        34,542
  21,000 Hong Kong Telecommunications, Ltd. ......................        54,539
   3,053 HSBC Holdings Plc........................................       111,359
   6,000 Hutchison Whampoa, Ltd. .................................        54,326
     344 Hysan Development Co., Ltd. .............................           519
  10,000 Jardine Strategic Holdings, Ltd. ........................        26,000
  50,000 Legend Holdings, Ltd. ...................................        48,011
  40,000 National Mutual Asia, Ltd. ..............................        31,964
   4,152 New World Development Co., Ltd. .........................        12,442
  30,000 Shui On Construction & Materials, Ltd. ..................        48,139
 100,000 Yanzhou Coal Mining Co., Ltd. ...........................        35,766
                                                                     -----------
                                                                         758,033
                                                                     -----------
         India - 0.2%
   2,000 BSES Ltd. ...............................................        19,700
   3,000 Mahindra & Mahindra Ltd. ................................        19,800
                                                                     -----------
                                                                          39,500
                                                                     -----------
         Indonesia - 0.9%
  40,000 PT HM Sampoerna..........................................        92,263
  48,000 PT Indofood Sukses Makmur Tbk............................        65,868
                                                                     -----------
                                                                         158,131
                                                                     -----------
         Ireland - 1.6%
   4,320 Bank Of Ireland..........................................        72,893
   8,930 CRH Plc, London Exchange.................................       158,189
   5,010 Irish Life & Permanent Plc...............................        51,726
                                                                     -----------
                                                                         282,808
                                                                     -----------
         Italy - 2.1%
 101,000 Finmeccanica SpA.........................................        92,948
  10,500 Grupo Editoriale L'Espresso..............................       169,886
  22,600 Istituto Nationale delle Assicurazioni SpA ("Ina").......        52,404
   6,053 Rinascente SpA...........................................        45,786
                                                                     -----------
                                                                         361,024
                                                                     -----------
         Japan - 24.9%
  30,000 Asahi Glass Co., Ltd. ...................................       194,491
  20,000 Chugai Pharmaceutical Co., Ltd. .........................       215,386
      35 DDI Corp. ...............................................       217,657

                     MENTOR VARIABLE INVESTMENT PORTFOLIOS
                  Mentor VIP Perpetual International Portfolio

                       Schedule of Investments(continued)
                           June 30, 1999 (Unaudited)


 Shares                                                                 Value

 COMMON STOCKS - continued
         Japan - continued
  30,000 Fuji Heavy Industries, Ltd. .............................   $   231,408
   1,500 Funai Electric Co., Ltd. ................................       297,312
  50,000 Furukawa Electric Co., Ltd. .............................       229,178
 100,000 Kawasaki Heavy Industries, Ltd. .........................       270,884
  14,000 Kokusai Securities Co., Ltd. ............................       173,432
   3,000 Murata Manufacturing Co., Ltd. ..........................       197,217
  33,000 Nippon Express Co., Ltd. ................................       197,588
  45,000 Nippon Mining & Metals Co., Ltd. ........................       275,013
 100,000 Nippon Steel Corp. ......................................       232,068
  40,000 Oji Paper Co., Ltd. .....................................       231,243
  17,000 Ricoh Co., Ltd. .........................................       233,902
   6,000 Shin Etsu Chemical Co., Ltd..............................       200,686
  80,000 Sumitomo Trust & Banking Co., Ltd. ......................       384,523
  60,000 Teijin, Ltd. ............................................       242,805
  45,000 Yasuda Fire & Marine Insurance Co., Ltd. ................       238,221
                                                                     -----------
                                                                       4,263,014
                                                                     -----------
         Korea - 1.2%
   1,000 Korea Telecom Corp. .....................................        40,000
   2,900 Pohang Iron & Steel Ltd., ADR............................        97,512
   1,081 Samsung Electric Co. ....................................        28,917
   2,000 Shinhan Bank.............................................        44,600
                                                                     -----------
                                                                         211,029
                                                                     -----------
         Malaysia - 0.5%
  10,000 Industrial Oxygen Inc., Bhd..............................         6,342
  20,000 Telekom Malaysia, Bhd....................................        74,737
                                                                     -----------
                                                                          81,079
                                                                     -----------
         Mexico - 0.6%
     880 Coca-Cola Co. Femsa SA, ADR..............................        17,050
     500 Fomento Economico Mexicano, Ser. B, ADR..................        19,937
   1,400 Grupo Carso SA de CV, ADR................................        12,966
     440 * Grupo Televisa SA, ADR.................................        19,718
     320 Telefonos de Mexico SA, ADR..............................        25,860
                                                                     -----------
                                                                          95,531
                                                                     -----------
         Netherlands - 4.7%
   3,350 Akzo Nobel NV............................................       140,855
   1,138 DSM NV...................................................       121,968
   1,092 Philips Electronics NV...................................       107,641
   3,390 Royal Dutch Petroleum Co. ...............................       198,434
   3,200 Vendex International NV..................................        85,412
   3,690 VNU NV...................................................       147,356
                                                                     -----------
                                                                         801,666
                                                                     -----------
         Norway - 0.7%
   7,980 Petroleum Geo-Services...................................       120,160
                                                                     -----------
         Philippines - 0.1%
 180,000 Filinvest Development Corp. .............................        16,557
                                                                     -----------
         Portugal - 0.8%
   3,682 BPI Society Gestora, Registered Shares...................        77,211
   1,657 Jeronimo Martins SGPS SA.................................        54,695
                                                                     -----------
                                                                         131,906
                                                                     -----------

 Shares                                                                 Value

 COMMON STOCKS - continued
         Singapore - 1.6%
   4,000 Bukit Sembawang Estates, Ltd. ...........................   $    44,170
  10,000 DBS Land, Ltd. ..........................................        19,971
   5,000 GP Batteries International, Ltd. ........................         9,574
  20,000 Hong Leong Finance.......................................        45,815
  40,000 Singapore Computer.......................................        62,262
   1,000 * Singapore Press Holdings, Ltd. ........................        17,034
  10,000 United Overseas Bank.....................................        69,897
                                                                     -----------
                                                                         268,723
                                                                     -----------
         Spain - 5.4%
     675 Acciona SA...............................................        32,158
     960 Banco Popular Espana SA..................................        69,006
   3,400 * Baron de Ley SA........................................       117,380
   6,320 Centros Commerciales Continente SA.......................       140,682
   1,950 Corp. Fin. Reunida.......................................        24,959
   3,900 Empresa Nacional de Celulosas SA.........................        69,531
   4,757 Grupo Dragados SA........................................        55,739
   9,750 Prosegur,CIA de Seguridad SA.............................       108,718
   6,560 Tabacalera, Ser. A.......................................       132,504
   3,173 Telefonica de Espana SA..................................       152,739
   1,966 Viscofan Envolturas Celuosicas SA........................        22,287
                                                                     -----------
                                                                         925,703
                                                                     -----------
         Sweden - 3.1%
   8,650 Celsius AB, Ser. B.......................................       109,020
   5,460 Ericsson LM Telephone, Ser B.............................       175,252
   1,901 Kinnevik Investments, Ser. B.............................        35,827
  14,555 Sparbanken Sverige AB, Ser. A............................       205,730
                                                                     -----------
                                                                         525,829
                                                                     -----------
         Switzerland - 2.1%
     391 Geberit International AG.................................        89,147
      54 Jelmoli Holding AG.......................................        50,011
     745 UBS AG...................................................       222,324
                                                                     -----------
                                                                         361,482
                                                                     -----------
         Thailand - 0.5%
  90,000 Bank Of Ayudhya Public Co., Ltd. ........................        61,552
  10,000 Electricity Generating Public Co. .......................        19,095
                                                                     -----------
                                                                          80,647
                                                                     -----------
         United Kingdom - 19.4%
   4,225 Abbey National Bank Plc..................................        79,350
   3,500 Allied Domecq Plc........................................        33,653
   4,800 Arcadia Group Plc........................................        15,964
   3,920 Arriva Plc...............................................        23,109
   3,750 BAA Plc..................................................        36,134
   3,216 Barclays Bank Plc........................................        93,527
   4,575 Bass Plc.................................................        66,344
   3,541 BBA Group Plc............................................        27,126
   5,500 BG Plc...................................................        33,550
   5,502 Blue Circle Industries Plc...............................        36,685
   2,250 Britannic Assurance Plc..................................        34,118
  10,000 British Aerospace Plc....................................        65,099
   7,400 British Airways Plc......................................        51,089
   8,175 British America Tobacco Industries Plc...................        77,122

                     MENTOR VARIABLE INVESTMENT PORTFOLIOS
                  Mentor VIP Perpetual International Portfolio

                       Schedule of Investments(continued)
                           June 30, 1999 (Unaudited)


 Shares                                                                 Value

 COMMON STOCKS - continued
         United Kingdom - continued
   8,000 British-Borneo Oil & Gas Plc..............................  $    24,716
   2,125 Burmah Castrol Plc........................................       40,295
   2,800 Celltech Plc..............................................       21,626
   9,810 Centrica Plc..............................................       23,040
   4,500 Chelsfield Plc............................................       21,208
  11,000 Coats Viyella Plc.........................................        8,843
   4,500 Debenhams Retail Plc......................................       30,217
   4,000 Diageo Plc................................................       42,023
   1,750 Dixons Group Plc..........................................       32,825
   3,942 * Elan Corp Plc, ADR......................................      109,390
   4,060 EMAP Plc..................................................       71,035
   5,960 Enterprise Oil Plc........................................       38,035
   6,400 Express Dairies Plc.......................................       14,628
   8,400 Fairview Holdings Plc.....................................       18,007
   9,000 First Choice Holidays Plc.................................       27,025
   3,000 Frogmore Estates Plc......................................       22,414
   6,000 Gallaher Group Plc........................................       36,979
   1,365 Garban Plc................................................        6,455
   3,350 Granada Group Plc.........................................       62,045
   3,200 Great University Stores Plc...............................       35,686
   4,320 Greenalls Group Plc.......................................       24,241
   4,200 HSBC Holdings Plc.........................................      148,492
   5,900 Iceland Group Plc.........................................       24,552
   5,600 III Group Plc.............................................       61,789
   5,800 Imperial Chemical Industries Plc..........................       57,276
   6,000 Inchcape Plc..............................................        6,526
   9,132 Ladbroke Group Plc........................................       36,490
   1,850 Land Securities Plc.......................................       24,816
  10,000 Lloyds TSB Group Plc......................................      135,794
  15,000 Medeva Plc................................................       24,353
   9,100 Meggitt Plc...............................................       27,971
   2,022 Meggitt Plc...............................................        1,147
   4,500 National Westminster Bank Plc.............................       95,403
   4,428 Next Plc..................................................       53,743
   8,900 Northern Foods Plc........................................       18,307
   5,200 Nycomed Amersham Plc......................................       36,372
   2,000 P & O Finance BV..........................................       29,996
   3,231 PowderJect Pharmaceuticals Plc............................       42,474
   2,900 Powergen Plc..............................................       31,221
   5,510 Prudential Corp. Plc......................................       81,206
   1,500 Railtrack Group Plc.......................................       30,666
   1,950 Rank Group................................................        7,761
   2,000 Reckitt & Colman Plc......................................       20,885
   3,000 Reuters Group Plc.........................................       39,461
   2,825 Rio Tinto Plc.............................................       47,334
  14,820 Rolls-Royce Plc...........................................       62,605
   7,200 Sainsbury (J.) Plc........................................       45,396


 Shares                                                                 Value

 COMMON STOCKS - continued
         United Kingdom - continued
   1,500 Scot & Southern En.......................................   $    15,321
   4,800 Scotia Holdings Plc......................................         8,398
   2,500 Scottish Power Plc, ADR..................................        21,398
   4,415 Securicor Plc............................................        38,867
   9,250 Shell Transportation & Trading Co., Plc..................        69,402
  48,925 Signet Group Plc.........................................        41,274
   4,760 Smith (H.W.) Group Plc...................................        45,730
   2,478 Smiths Industries Plc....................................        32,888
   3,000 Spirax-Sarco Engineering Plc.............................        29,224
   6,700 Standard Chartered Bank..................................       109,094
   4,733 Sun Life & Provincial Holdings Plc.......................        33,796
   5,100 Tate & Lyle Plc..........................................        31,754
   4,000 Telewest Communications Plc..............................        17,922
  15,200 Tesco Plc................................................        39,413
   6,240 TI Group Plc.............................................        41,901
   5,206 Tomkins Plc..............................................        22,566
   2,500 Trinity Plc..............................................        22,186
   2,500 Unilever Plc.............................................        22,186
   4,700 United Assurance Group CNV...............................        30,597
   2,600 United News & Media Plc..................................        24,999
   2,000 United Utilities Plc.....................................        24,590
   2,600 Vickers Group Plc........................................         6,680
   1,707 Wolseley Plc.............................................        12,861
                                                                     -----------
                                                                       3,318,686
                                                                     -----------
         Total Common Stocks
          (cost $14,938,557)......................................    16,678,285
                                                                     -----------
 PREFERRED STOCKS - 1.1%
         Brazil - 0.0%
     500 Telesp Participacpoes SA, ADR............................        11,438
                                                                     -----------
         Germany - 1.1%
      80 Porsche AG...............................................       187,972
                                                                     -----------
         Total Preferred Stocks
          (cost $180,974).........................................       199,410
                                                                     -----------
 WARRANTS - 0.3%
         Singapore - 0.3%
  65,000 Deutsche Bank AG, expire 3/28/2002 (cost $33,491)........        48,488
                                                                     -----------
 RIGHTS - 0.0%
         Sweden - 0.0%
   1,901 Invik & Co. AB (cost $0).................................         1,114
                                                                     -----------

         Total Investments - (cost $15,153,022)............    98.8%  16,927,297
         Other Assets and
          Liabilities  - net...............................     1.2      196,952
                                                              -----  -----------
         Net Assets .......................................   100.0% $17,124,249
                                                              =====  ===========

 *  Non-income producing security.

Summary of Abbreviations
ADR  American Depository Receipts

                  See Combined Notes to Financial Statements.

                     Mentor Variable Investment Portfolios

                      Statements of Assets and Liabilities
                           June 30, 1999 (Unaudited)

                                                                     Mentor VIP
                                      Mentor VIP                      Perpetual
                                    Capital Growth    Mentor VIP    International
                                      Portfolio    Growth Portfolio   Portfolio
---------------------------------------------------------------------------------
Assets
  Identified cost of securities...   $22,805,844     $ 9,867,820     $15,153,022
  Net unrealized gains on
   securities.....................     3,744,474       1,354,067       1,774,275
---------------------------------------------------------------------------------
  Market value of securities......    26,550,318      11,221,887      16,927,297
  Cash............................        17,838               0         156,758
  Foreign currency, at value (cost
   $0, $0 and $7,078,
   respectively)..................             0               0           6,977
  Receivable for securities sold..       492,663         116,217         470,347
  Dividends, interest and tax
  reclaims receivable ...........         22,347           1,246         109,511
  Deferred organization expenses..        12,426           7,021           8,461
---------------------------------------------------------------------------------
    Total assets...................   27,095,592      11,346,371      17,679,351
---------------------------------------------------------------------------------
Liabilities
  Payable for securities
   purchased......................       712,253         170,955         494,566
  Due to custodian bank...........             0          11,641               0
  Accrued expenses and other
   liabilities....................        52,970           7,821          60,536
---------------------------------------------------------------------------------
    Total liabilities..............      765,223         190,417         555,102
---------------------------------------------------------------------------------
Net assets......................     $26,330,369     $11,155,954     $17,124,249
---------------------------------------------------------------------------------
Net assets represented by
  Paid-in capital.................   $22,350,653     $11,040,270     $14,779,154
  Undistributed (overdistributed)
   net investment income or loss..       (16,493)        (37,275)         31,949
  Accumulated net realized gains
   or losses on securities and
   foreign currency
   related transactions...........       251,735      (1,201,108)        545,968
  Net unrealized gains on
   securities and foreign currency
   related transactions...........     3,744,474       1,354,067       1,767,178
---------------------------------------------------------------------------------
Total net assets................     $26,330,369     $11,155,954     $17,124,249
---------------------------------------------------------------------------------
Shares outstanding..............       1,771,449       1,029,330       1,094,218
---------------------------------------------------------------------------------
Net asset value per share.......     $     14.86     $     10.84     $     15.65
---------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                     Mentor Variable Investment Portfolios

                            Statements of Operations
                   Six Months Ended June 30, 1999 (Unaudited)

                                                                     Mentor VIP
                                      Mentor VIP                      Perpetual
                                    Capital Growth    Mentor VIP    International
                                      Portfolio    Growth Portfolio   Portfolio
---------------------------------------------------------------------------------
 Investment income
  Dividends (net of foreign
   withholding taxes of $0, $0,
   and $27,340, respectively).....    $  111,460      $   5,343      $  209,631
  Interest........................        30,546         20,978          16,226
---------------------------------------------------------------------------------
 Total investment income.........        142,006         26,321         225,857
---------------------------------------------------------------------------------
 Expenses
  Advisory fee....................        90,469         35,981          72,659
  Distribution Plan expenses......        28,353         12,846          18,046
  Administrative services fees....        11,309          5,140           7,266
  Trustees' fees and expenses.....         1,033            713             875
  Printing and postage expenses...         6,379          2,464           3,993
  Custodian fee...................        48,938         21,000          77,661
  Professional fees...............        27,281         11,790          17,908
  Organization expenses...........         1,678            948           1,142
  Other...........................         6,759          2,248           1,459
---------------------------------------------------------------------------------
   Total expenses.................       222,199         93,130         201,009
---------------------------------------------------------------------------------
   Less: Fee waivers and expense
    reimbursements................       (28,353)       (12,846)        (18,046)
---------------------------------------------------------------------------------
   Net expenses...................       193,846         80,284         182,963
---------------------------------------------------------------------------------
 Net investment income...........        (51,840)       (53,963)         42,894
---------------------------------------------------------------------------------
 Net realized and unrealized
  gains or losses on securities
  and foreign currency related
  transactions
  Net realized gains or losses on:
   Securities.....................       264,296       (650,882)        581,411
   Foreign currency related
   transactions..................              0              0         (30,857)
---------------------------------------------------------------------------------
  Net realized gains or losses on
   securities and foreign currency
   related transactions...........       264,296       (650,882)        550,554
---------------------------------------------------------------------------------
  Net change in unrealized gains
   on securities and foreign
   currency related transactions..     1,963,416        153,083       1,114,495
---------------------------------------------------------------------------------
  Net realized and unrealized
   gains or losses on securities
   and foreign currency related
   transactions...................     2,227,712       (497,799)      1,665,049
---------------------------------------------------------------------------------
 Net increase (decrease) in net
  assets resulting from
  operations.....................     $2,175,872      $(551,762)     $1,707,943
---------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                     Mentor Variable Investment Portfolios

                      Statements of Changes in Net Assets
                   Six Months Ended June 30, 1999 (Unaudited)

                                                                    Mentor VIP
                                     Mentor VIP                      Perpetual
                                   Capital Growth    Mentor VIP    International
                                     Portfolio    Growth Portfolio   Portfolio
--------------------------------------------------------------------------------
 Operations
  Net investment income or loss...  $   (51,840)    $   (53,963)    $    42,894
  Net realized gains or losses on
   securities and foreign
   currency related
   transactions...................      264,296        (650,882)        550,554
  Net change in unrealized gains
   on securities and foreign
   currency
   related transactions...........    1,963,416         153,083       1,114,495
--------------------------------------------------------------------------------
   Net increase (decrease) in net
    assets resulting from
    operations....................    2,175,872        (551,762)      1,707,943
--------------------------------------------------------------------------------
 Capital share transactions
  Proceeds from shares sold.......    6,149,813       2,587,067       4,269,898
  Payment for shares redeemed.....   (2,137,321)     (1,943,579)       (674,834)
--------------------------------------------------------------------------------
   Net increase in net assets
    resulting from capital share
    transactions..................    4,012,492         643,488       3,595,064
--------------------------------------------------------------------------------
    Total increase in net assets..    6,188,364          91,726       5,303,007
 Net assets
  Beginning of period.............   20,142,005      11,064,228      11,821,242
--------------------------------------------------------------------------------
  End of period...................  $26,330,369     $11,155,954     $17,124,249
--------------------------------------------------------------------------------
 Undistributed (overdistributed)
  net investment income or loss..   $   (16,493)    $   (37,275)    $    31,949
--------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                     Mentor Variable Investment Portfolios

                      Statements of Changes in Net Assets
                       Period Ended December 31, 1998 (a)

                                                                    Mentor VIP
                                     Mentor VIP                      Perpetual
                                   Capital Growth    Mentor VIP    International
                                     Portfolio    Growth Portfolio   Portfolio
--------------------------------------------------------------------------------
 Operations
  Net investment income...........  $    35,347     $    16,688     $    14,914
  Net realized losses on
   securities and foreign
   currency related
   transactions...................      (12,561)       (550,226)        (30,445)
  Net change in unrealized gains
   on securities and foreign
   currency
   related transactions...........    1,781,058       1,200,984         652,683
--------------------------------------------------------------------------------
   Net increase in net assets
    resulting from operations.....    1,803,844         667,446         637,152
--------------------------------------------------------------------------------
 Capital share transactions
  Proceeds from shares sold.......   18,945,250      10,698,100      11,422,347
  Payment for shares redeemed.....     (607,089)       (301,318)       (238,257)
--------------------------------------------------------------------------------
   Net increase in net assets
    resulting from capital share
    transactions..................   18,338,161      10,396,782      11,184,090
--------------------------------------------------------------------------------
     Total increase in net assets..  20,142,005      11,064,228      11,821,242
 Net assets
  Beginning of period.............           --              --              --
--------------------------------------------------------------------------------
  End of period...................  $20,142,005     $11,064,228     $11,821,242
--------------------------------------------------------------------------------
 Undistributed (overdistributed)
  net investment income..........   $    35,347     $    16,688     $   (10,945)
--------------------------------------------------------------------------------

(a) For the period from March 3, 1998 (commencement of operations) to December 31, 1998.

                  See Combined Notes to Financial Statements.

               Combined Notes to Financial Statements(Unaudited)

1. ORGANIZATION

Mentor Variable Investment Portfolios (the "Trust") is registered under the In-vestment Company Act of 1940, as amended (the "1940 Act") as an open-end man-agement investment company. The Trust consists of three separate actively man-aged Portfolios (hereinafter each individually referred to as a "Portfolio" or collectively as the "Portfolios") at June 30, 1999 as follows:

  Mentor VIP Capital Growth Portfolio ("Capital Growth Portfolio")
  Mentor VIP Growth Portfolio ("Growth Portfolio")
  Mentor VIP Perpetual International Portfolio ("International Portfolio")

The Growth Portfolio's strategy is to seek long-term appreciation of capital through investments in a diversified portfolio of securities.

The Capital Growth Portfolio's strategy is to provide long-term appreciation of capital by investing in a wide variety of securities which the investment advi-sor believes offers the potential for capital appreciation over both the inter-mediate and long-term.

The International Portfolio's strategy is to seek long-term appreciation of capital through investments in a diversified portfolio of securities of issuers located outside the United States.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently fol-lowed by the Portfolios in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that effect amounts re-ported herein. Actual results could differ from these estimates.

A. Valuation of Securities
Listed securities traded on national stock exchanges and over-the-counter secu-rities quoted on the Nasdaq National Market System ("NMS") are valued at the last reported sales price on the exchange where primarily traded or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market, other than those quoted on the NMS are valued at the last available bid price. Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by the Board of Trustees.

B. Repurchase Agreements
The Portfolios may invest in repurchase agreements. Securities pledged as col-lateral for repurchase agreements are held by the custodian on the Portfolio's behalf. The Portfolios monitor the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repur-chased agreement, including accrued interest. The Portfolios will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

C. Foreign Currency
The books and records of the Portfolios are maintained in United States (U.S.) dollars. Foreign currency amounts are translated into U.S. dollars as follows: market value of investment securities, other assets and liabilities at the daily rate of exchange; purchases and sales of investment securities and income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gains or losses resulting from changes in foreign currency exchange rates are a component of net unrealized gains or losses on securities and foreign currency related transactions. Net realized foreign currency gains or losses on foreign currency related transac-tions include: foreign currency gains or losses between trade date and settle-ment date on investment securities transactions, foreign currency related transactions and the difference between the amounts of interest and dividends recorded on the books of the Portfolio and the amounts that are actually received. The portion of foreign currency gains or losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains or losses on securities.

D. Forward Foreign Currency Exchange Contracts
The Portfolios may enter into forward foreign currency exchange contracts ("forward contracts") to settle portfolio purchases and sales of securities de-nominated in a foreign currency and to hedge certain foreign currency assets or liabilities. Forward contracts are recorded at the forward rate and marked-to-market daily. Realized gains and losses arising from such transactions are in-cluded in net realized gains or losses on foreign currency related transac-tions. The Portfolios bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract and is subject to the credit risk that the other party will not fulfill their obligations under the contract. Forward contracts involve elements of market risk in excess of the amount reflected in the Statements of Assets and Liabilities.

E. Security Transactions and Investment Income
Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date, or in the case of some foreign securities, on the date there-after when the Portfolio is made aware of the dividend. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable. Capital gains realized on some foreign securities may be subject to foreign taxes and are accrued as applicable.

F. Federal Taxes
The Portfolios have qualified and intend to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Portfolios intend to avoid any federal income tax liability to the extent they distribute all of their net investment company taxable in-come and net capital gains, if any, to their shareholders. The Portfolios also intend to avoid excise tax liability by making the required distributions under the Code. Accordingly, no provisions for federal taxes are required. To the ex-tent that realized capital gains can be offset by capital loss carryforwards, it is each Portfolio's policy not to distribute such gains.

Additionally, the Portfolios intend to meet the diversification standards on the underlying assets of a variable insurance contract under the Code. Failure to meet these standards would cause the disqualification of the variable insur-ance contract as an annuity contract or life insurance contract and would re-sult in the immediate imposition of federal income tax on contract owners with respect to earnings allocable to the contract.

G. Distributions
Distributions from net investment income and net realized capital gains, if any, are declared and paid annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

Income and capital gains distributions to shareholders are determined in accor-dance with income tax regulations, which may differ from generally accepted ac-counting principles. The significant differences between financial statement amounts available for distributions and distributions made in accordance with income tax regulations are primarily due to differing treatment for net operat-ing losses and the deferral realized losses from wash sales.

H. Organization Expenses
Organization expenses are amortized to operations over a five-year period on a straight-line basis. In the event any of the initial shares of the Portfolios are redeemed by any holder during the five-year amortization period, redemption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of the redemption.

3. CAPITAL SHARE TRANSACTIONS

Each Portfolio has an unlimited number of shares of beneficial interest with a par value of $0.0001 authorized. Transactions in shares of the Fund were as follows:

                                                         Six Months
                                                           Ended    Period Ended
                                                          June 30,  December 31,
                                                            1999      1998 (a)
Capital Growth Portfolio
                                                           Shares      Shares
Shares sold.............................................   444,114   1,533,925
Shares redeemed.........................................  (156,326)    (50,264)
--------------------------------------------------------------------------------
Net increase............................................   287,788   1,483,661
--------------------------------------------------------------------------------
(a) For the period from March 3, 1998 (commencement of operations) to December
    31, 1998.

Growth Portfolio
Shares sold.............................................   248,807     993,514
Shares redeemed.........................................  (184,738)    (28,253)
--------------------------------------------------------------------------------
Net increase............................................    64,069     965,261
--------------------------------------------------------------------------------
(a) For the period from March 3, 1998 (commencement of operations) to December
    31, 1998.

International Portfolio
Shares sold.............................................   296,041     862,079
Shares redeemed.........................................   (45,889)    (18,013)
--------------------------------------------------------------------------------
Net increase............................................   250,152     844,066
--------------------------------------------------------------------------------

(a) For the period from March 3, 1998 (commencement of operations) to December 31, 1998.

4. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the six months ended June 30, 1999:

                                                     Cost of    Proceeds
                                                    Purchases  from Sales
                                                   ----------------------
         Capital Growth Portfolio................. $11,767,237 $8,727,914
         Growth Portfolio.........................   6,754,463  6,280,507
         International Portfolio..................  11,620,921  7,031,100

At December 31, 1998 the Capital Growth Portfolio for federal tax purposes had a capital loss carryforward of $429,186. Pursuant to the Internal Revenue Code, such capital loss carryforward expires on 12/31/2005.

5. INVESTMENT ADVISORY AGREEMENT AND OTHER AFFILIATED TRANSACTIONS

Mentor Investment Advisors, LLC ("Mentor Advisors") serves as investment advi-sor to the Capital Growth Portfolio and the Growth Portfolio. Mentor Advisors is a wholly owned subsidiary of Mentor Investment Group, LLC ("Mentor") which is in turn a partially owned subsidiary of Wheat First Union. EVEREN Capital Corporation ("EVEREN") owns 20% of the outstanding interest in Mentor. Mentor Advisors receives for its services an annual fee of 0.80% and 0.70% of average daily net assets of the Capital Growth Portfolio and the Growth Portfolio, re-spectively.

Mentor Perpetual Advisors, LLC ("Mentor Perpetual") serves as the investment advisor to the International Portfolio. Mentor Perpetual is owned equally by Mentor Investment Advisors, LLC and Perpetual Plc., a diversified financial service holding company. Mentor Perpetual receives for its services an annual fee of 1.00% of the average daily net assets of the International Portfolio.

Prior to June 21, 1999, Mentor provided administrative personnel and services to the Portfolios. The Portfolios paid Mentor a fee at the annual rate of 0.10% of each Fund's average daily net assets, less the amount of any management fees paid to Mentor Advisors.

Effective June 21, 1999, Evergreen Investment Services ("EIS"), a subsidiary of First Union Corporation ("First Union"), became the administrator of the Port-folios. As administrator, EIS provides the Portfolios with facilities, equip-ment and personnel. The fees and rates paid to EIS for administrative services have remained unchanged from the fees paid to Mentor.

Officers of the Portfolios and affiliated Trustees receive no compensation di-rectly from the Portfolios.

6. DISTRIBUTION PLANS

The Portfolios have adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under a Distribution Agreement between the Portfolios and Mentor Distributors, LLC ("Mentor Distributors"), a wholly-owned subsidiary of BISYS Fund Services, Inc. ("BISYS"), Mentor Distributors was appointed dis-tributor of the Portfolios. To compensate Mentor Distributors for the services it provides and for the expenses it incurs under the Distribution Agreement, the Portfolios pay a distribution fee, which is accrued daily and paid monthly at the annual rate of 0.25% of each Portfolios' average daily net assets. For the six months ended June 30, 1999, Mentor Distributors waived such fees in the amount of $28,353, $12,846 and $18,046 for the Capital Growth Portfolio, Growth Portfolio and International Portfolio, respectively.

7. ADDITIONAL INFORMATION

On March 25, 1999 First Union and EVEREN announced an agreement to form an as-set management joint venture that would combine the Evergreen mutual fund com-plex with the Mentor Investment Group.

Under the agreement, First Union will contribute its ownership interests in Ev-ergreen and Mentor and receive 95 percent ownership interest in the new ven-ture. EVEREN will contribute its ownership interest in Mentor and receive a 5 percent ownership interest in the new venture.

On April 26, 1999 First Union announced an agreement to acquire EVEREN. As part of this acquisition the Mentor Investment Group will be combined with the Ever-green mutual fund complex.

The acquisition is subject to regulatory and other approvals and is expected to be completed in October 1999.

Assuming the acquisition takes place as planned the joint venture announced in March will not occur.

8. YEAR 2000

Like other investment companies, the Portfolios could be adversely affected if the computer systems used by the Portfolio's investment advisors and the Port-folio's other service providers are not able to perform their intended func-tions effectively after 1999 because of the inability of computer software to distinguish the year 2000 from the year 1900. The Portfolio's investment advi-sors are taking steps to address this potential year 2000 problem with respect to the computer systems that they use and to obtain satisfactory assurances that comparable steps are being taken by the Portfolio's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund from this problem.

This report must be preceded or accompanied by a prospectus of a Mentor Portfo-lio contained herein. The prospectus contains more complete information, in-cluding fees and expenses, and should be read carefully before investing or sending money.

                         -----------------------------
                          NOT       May lose value
                          FDIC
                          INSURED   No bank guarantee
                         -----------------------------


                            Mentor Distributors, LLC

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